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             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                    ____________________

                          FORM 8-K

                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 10, 1996


           Federal Agricultural Mortgage Corporation
    (Exact Name of Registrant as Specified in its Charter)

    Federally chartered instrumentality
    of the United States                                 0-17440
    ___________________________________           ________________________
    (State or Other Jurisdiction                  (Commission File Number)
     of Incorporation

        52-1578738
     _________________________________
     (I.R.S. Employer identification
      number)

    919 18th Street, N.W., Suite 200,
            Washington, D.C.                                20006
   ________________________________________         ______________________
   (Address of Principal Executive Offices)              (Zip Code)



                                  (202) 872-7700
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                      N/A
        ____________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)


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Item 5.        Other Events


      On   February 10, 1996, President Clinton signed  into
law  the  Farm Credit System Reform Act of 1996  (the  "1996
Act"), P.L. 104-105, 110 Stat. 162 (1996), which substantially amends Title VIII of the Farm Credit Act of 1971, as amended (the "Act"), the basic charter of the undersigned registrant ("Farmer Mac").
The  1996  Act incorporates most of the changes to  the  Act sought  by Farmer Mac as part of the legislative initiated
authorized by the Farmer Mac Board and undertaken in  early
1995.   A  detailed summary of the changes in the 1996 Act
affecting Farmer Mac is contained in the "Section-by-Section
Explanation"  attached  hereto  as  Exhibit   99(2).  As
described more fully in the Section-by-Section Explanation, the 1996 Act, among other things: (i) authorizes Farmer Mac to act as a pooler of qualified agricultural and rural housing mortgage loans (Section 102); (ii) eliminates the requirement to create a subordinated interest or reserve in connection with Farmer Mac guarantee transactions (Section
108); (iii) delays the implementation of higher minimum and critical capital requirements that were scheduled to take effect in December 1996 (Sections 114 and 115); (iv) delays the promulgation by the Farm Credit Administration of any final risk-based capital regulation (Section 113); and (v) requires Farmer Mac to increase its capital within a specified time period following enactment of the legislation or face restrictions on its continued ability to purchase additional qualified loans or issue new guarantees (Section
117). See the Section-by-Section Explanation for a more detailed description of these and other changes from the 1996 Act.

      Even with these positive legislative changes, there can be is no assurance that the volume of any business generated under the revised Farmer Mac charter will result in profitability for Farmer Mac or that Farmer Mac will be able to raise capital, either from retained earnings or from external financing sources such as an offering of common or preferred stock, sufficient to comply with the requirements of the 1996 Act.


Item 7.   Financial Statements and Exhibits

     Exhibit 99(1)       Press Release
     Exhibit 99(2)       Section-by-Section Explanation  of
                         Title  I of the Farm Credit System
                         Reform Act of 1996







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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   FEDERAL AGRICULTURAL MORTGAGE CORPORATION
                   (Registrant)


                   By:       /s/ Michael T. Bennett
                             _______________________
                             Michael T. Bennett
                             Vice President


Date:     February 14, 1996